Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Equity Award Grant Timing

While we do not have a formal policy with respect to the timing of our equity award grants, the compensation committee has endeavored to grant such awards on a consistent annual schedule. The Compensation Committee may make off cycle equity awards from time to time on an as-needed basis as circumstances warrant. We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	We do not grant equity awards in anticipation of the release of material nonpublic information
MNPI Disclosure Timed for Compensation Value	false